Exhibit 10.19
Execution Version
REGISTRATION RIGHTS AGREEMENT
dated as of
April 9, 2010
by and among
TTM TECHNOLOGIES, INC.,
SU SIH (BVI) LIMITED,
and
TANG HSIANG CHIEN

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		2

1.1	Definitions	2
1.2	Table of Definitions	4

ARTICLE II REGISTRATION RIGHTS		5

2.1	Demand Registration Rights	5
2.2	Piggy-Back Registration	7
2.3	Blackout Periods	8
2.4	Registration Procedures	8
2.5	Expenses	11
2.6	Holdback Agreement	11

ARTICLE III INDEMNIFICATION		12

3.1	Indemnification by the Company	12
3.2	Indemnification by the Holders	13
3.3	Notices of Claims, Etc	13
3.4	Contribution	14
3.5	Limitation of Holder Liability	14
3.6	Other Indemnification	14
3.7	Non-Exclusivity	15

ARTICLE IV RULE 144		15

4.1	Rule 144	15

ARTICLE V SELECTION OF UNDERWRITERS AND COUNSEL		15

5.1	Selection of Managing Underwriters	15
5.2	Selection of Counsel	15

ARTICLE VI MISCELLANEOUS		16

6.1	Termination	16
6.2	Amendments; Waivers	16
6.3	Successors and Assigns	16
6.4	Notices	16
6.5	Headings	18
6.6	Severability	18
6.7	Counterparts	18
6.8	Entire Agreement	18
6.9	Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury	18
6.10	Specific Performance; Injunctive Relief	19
6.11	Interpretation	20

REGISTRATION RIGHTS AGREEMENT
     This REGISTRATION RIGHTS AGREEMENT, dated as of April 9, 2010 (this “Agreement”), is by and among TTM Technologies, Inc., a Delaware corporation (together with any successor entity thereto, the “Company”), Su Sih (BVI) Limited, a corporation organized in the British Virgin Islands (“SSL”), and Tang Hsiang Chien, an individual residing at Flat 6B, 20 Fa Po Street, Yau Yat Chuen, Kowloon, Hong Kong (“Mr. Tang”). The Company, SSL and Mr. Tang are sometimes referred to herein as a “Party” and collectively as the “Parties.”
RECITALS
     WHEREAS, pursuant to the transactions contemplated by that certain Stock Purchase Agreement, dated November 16, 2009 (as amended and supplemented from time to time, the “Transaction Agreement”), between the Company, Meadville Holdings Limited (the “Seller Parent”), MTG Investment (BVI) Limited (the “Seller”), and the other parties named therein, and pursuant to certain agreements and arrangements ancillary thereto, the Company will issue to Seller Parent, as designee of Seller, 36,334,000 shares of Common Stock (as defined below) on the closing date of the transaction contemplated therein (the “Closing Date”);
     WHEREAS, Seller Parent is expected to distribute by way of dividend, within 25 days of the Closing Date, 26,233,000 shares of such Common Stock (the “Acquired Shares”) to Mr. Tang (in his personal capacity and in his capacity as trustee of the The Mein et Moi Trust), TMIL, and SSL, with Mr. Tang (in his personal capacity and in his capacity as trustee of the The Mein et Moi Trust) and TMIL directing the Common Stock entitled to be received by Mr. Tang and TMIL to be registered in the name of SSL (the date of such distribution, the “Effective Date”); and
     WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Transaction Agreement that the parties hereto execute and deliver this Registration Rights Agreement.
     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company desires to provide to each Holder (as defined below) upon receipt of Acquired Shares, the rights to register the Registrable Securities (as defined below) held by them under the Securities Act (as defined below) on the terms and subject to the conditions set forth herein.
ARTICLE I
DEFINITIONS
     1.1 Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:
     “Action” means any action, suit, arbitration, inquiry, proceeding, or investigation by or before any governmental entity.
     “Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person, and, with respect to a natural Person, shall also include the spouse and minor children of such natural Person who share a household with such natural Person, together with any other Person controlled by them and any revocable trust settled by them or any trust of which such Person is a trustee.

     “Authority” means any domestic (including federal, state, or local) or foreign court, arbitrator, administrative, regulatory, or other governmental department, agency, official, commission, tribunal, authority, or instrumentality, non-government authority, or Self-Regulatory Organization.
     “Common Stock” means the common stock of the Company, US$0.001 par value per share.
     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.
     “FINRA” means the Financial Industry Regulatory Authority.
     “Holder” means Mr. Tang and any Affiliate of Mr. Tang who is permitted to hold Registrable Securities from time to time in accordance with the terms of this Agreement and the Shareholders’ Agreement, and, in each case, who continues to be entitled to the rights of a Holder hereunder, which shall include, on the Closing Date until immediately prior to the Effective Date, Seller and Seller Parent, and from the Effective Date, SSL.
     “Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.
     “Registrable Securities” means all and any Common Stock held from time to time by a Holder, (including the Acquired Shares, any other Common Stock the Holder may acquire, and any securities issuable or issued or distributed in respect of any such Acquired Shares or Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, amalgamation, consolidation or otherwise). For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) the entire amount of the Registrable Securities proposed to be sold by a Holder in a single sale, in the opinion of counsel satisfactory to the Company and such Holder, each in their reasonable judgment, may be distributed to the public in the United States pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period, (iii) any such Registrable Securities have been sold in a sale made pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (iv) the Holder of the Registrable Securities is a non-affiliate of the Company and the Registrable Securities are saleable without any requirement to comply with any conditions in Rule 144, or (v) such Registrable Securities cease to be outstanding.
     “Registration Expenses” means all expenses in connection with or incident to the registration of Registrable Securities hereunder, including (a) all SEC and any FINRA registration and filing fees and expenses, (b) all fees and expenses in connection with the registration or qualification of Registrable Securities for offering and sale under the securities or “blue sky” laws of any state or other jurisdiction of the United States of America and, in the case of an underwritten offering, determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriter or underwriters may reasonably designate, including reasonable fees and disbursements, if any, of counsel for the underwriters in connection with such registrations or qualifications and determination, (c) all expenses relating to the preparation, printing, distribution and reproduction of any Registration Statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing Registrable Securities in a form for delivery for purchase pursuant to such registration or qualification and the expense of printing or producing any underwriting agreement(s) and agreement(s) among underwriters and any “blue sky” or legal investment memoranda, any selling agreements and all other documents approved for use in writing by the Company to be used in connection with the offering, sale or delivery of Registrable Securities, (d) messenger, telephone and delivery expenses of the Company and out-of-pocket travel expenses incurred by or for the Company’s personnel for travel undertaken for any “road show” made in connection with the offering of securities registered thereby, (e) fees and expenses of any transfer agent and registrar with respect to the delivery of any Registrable Securities and any escrow agent or custodian involved in the offering, (f) fees, disbursements and expenses of counsel of the Company and independent certified public accountants of the Company incurred in connection with the registration, qualification and offering of the Registrable Securities (including the expenses of any opinions or “comfort” letters required by or incident to such performance and compliance), (g) fees, expenses and disbursements of counsel and any other persons retained by the Company, including special experts retained by the Company in connection with such registration, (h) Securities Act liability insurance, if the Company desires such insurance, (i) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, and (j) the fees and expenses incurred by the Company and its advisers in connection with the quotation or listing of Registrable Securities on any securities exchange or automated securities quotation system. Notwithstanding the foregoing, any (x) fees and expenses of any legal counsel or other advisors to a Holder and any other out-of-pocket expenses of a Holder, (y) brokerage commissions attributable to the sale of any of the Registrable Securities, and (z) commissions, fees, discounts, transfer taxes or stamp duties and expenses of any underwriter or placement agent applicable to Registrable Securities offered for a Holder’s account in accordance with this Agreement shall not be “Registration Expenses.”
     “Registration Statement” means a Demand Registration Statement or a Piggy-Back Registration Statement, as the case may be.
     “Representatives” means with respect to any Party, the directors, officers, employees, agents, attorneys, accountants, consultants, financial, and other advisors of such Party.
     “SEC” means the United States Securities and Exchange Commission, or any successor thereto.
     “Securities Act” means the United States Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.
     “Self-Regulatory Organization” means FINRA, any United States or non-United States securities exchange, commodities exchange, registered securities association, the Municipal Securities Rulemaking Board, National Futures Association, and any other board or body, whether United States or non-United States, that regulates brokers, dealers, commodity pool operators, commodity trading advisors, or future commission merchants.
     “Shareholders’ Agreement” means the shareholders’ agreement, dated on or about the date hereof, entered into by and among the Company, SSL, Mr. Tang, and the other parties thereto.
     1.2 Table of Definitions. The following terms have the meanings set forth in the Sections set forth below:

Term	Section
Acquired Shares	Recitals
Agreement	Preamble
Blackout Period	2.3

Term	Section
Closing Date	Recitals
Company	Preamble
Company Indemnified Parties	3.2
Company Indemnified Party	3.2
Demand Registration	2.1(a)
Demand Registration Statement	2.1(a)
Effective Date	Recitals
Exercising Holder	2.1(a)
Holdback Period	2.6(a)
Indemnified Parties	3.2
Indemnified Party	3.2
Initial Registration Period	2.1(c)
Maximum Offering Size	2.1(b)
Non-Exercising Holder	2.1(b)
Participating Piggy-Back Holders	2.2(b)
Parties	Preamble
Party	Preamble
Piggy-Back Registration	2.2(a)
Piggy-Back Registration Statement	2.2(a)
Seller	Recitals
Seller Indemnified Parties	3.1
Seller Indemnified Party	3.1
Seller Parent	Recitals
SSL	Preamble
Mr. Tang	Preamble
Transaction Agreement	Recitals
ARTICLE II
REGISTRATION RIGHTS
     2.1 Demand Registration Rights.
          (a) Following the date that is eighteen (18) months after the date hereof and upon receipt of a written request from a Holder (such Holder, together with its Affiliates, the “Exercising Holder”) requesting that the Company effect a registration (a “Demand Registration”) under the Securities Act covering the registration of some or all of the Registrable Securities, and which notice shall specify the number of Registrable Securities for which registration is requested and the intended method or methods of distribution thereof, the Company shall use reasonable efforts to, as soon as reasonably practicable, after receipt of such written request, file with the SEC and use reasonable efforts to cause to be declared effective, a registration statement (a “Demand Registration Statement”) relating to all of the Registrable Securities that the Company has been so requested to register for sale, to the extent required to permit the disposition (in accordance with the intended method or methods of distribution thereof) of the Registrable Securities so registered.
          (b) If the Demand Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises the Company and the Exercising Holder that, in its reasonable opinion, the number of Registrable Securities requested to be included in the Demand Registration (including securities to be sold by the Company or any other security holder, including any Holders other than the Exercising Holder (such Holders, the “Non-Exercising Holders”) exceeds the largest number of securities which reasonably can be sold in such offering without having a material adverse effect on such offering, including the price at which such securities can be sold (the “Maximum Offering Size”), then the Company shall include in such Demand Registration, up to the Maximum Offering Size, first, the Registrable Securities the Exercising Holder proposes to register, second, the Registrable Securities any Non-Exercising Holder proposes to register, and third, any securities the Company proposes to register and any securities with respect to which any other security holder has requested registration. The Company shall not hereafter enter into any agreement which is inconsistent with the rights of priority provided in this Section 2.1(b).
          (c) The Holders shall be entitled to an aggregate of (i) not more than three (3) registrations of Registrable Securities pursuant to this Section 2.1 during the period beginning on the Closing Date and ending on the five year anniversary of the Closing Date (the “Initial Registration Period”), and (ii) following the Initial Registration Period, the number of registrations of Registrable Securities pursuant to this Section 2.1 equal to the difference between (x) four (4) and (y) the number of registrations of Registrable Securities pursuant to this Section 2.1 effected during the Initial Registration Period; provided, that a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected for purposes of this Section 2.1(c) unless (A) it has been declared effective by the SEC, (B) it has remained effective for the period set forth in Section 2.4(a) and (C) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the SEC; provided, however, that in the event the Exercising Holder revokes a Demand Registration request (which revocation may only be made prior to the Company requesting acceleration of effectiveness of the registration statement) then such Demand Registration shall count as having been effected unless the Exercising Holder pays all Registration Expenses in connection with such revoked Demand Registration within seven (7) days of written request therefor by the Company.
          (d) Notwithstanding anything to the contrary contained herein, the Company shall not be required to prepare and file (i) more than one (1) Demand Registration Statement in any twelve-month period, or (ii) any Demand Registration Statement within one hundred and eighty (180) days following the date of effectiveness of any other Registration Statement.
          (e) A Demand Registration requested pursuant to this Section 2.1 shall not be deemed to have been effected unless the Demand Registration Statement relating thereto (i) has become effective under the Securities Act and the Registrable Securities of the Holder included in such Demand Registration Statement have actually been sold thereunder and (ii) has remained effective for a period of at least that specified in Section 2.4(a); provided, however, that if after any Demand Registration Statement requested pursuant to this Section 2.1 becomes effective, such Demand Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court solely due to the actions or omissions to act of the Company, such Demand Registration Statement shall be at the sole expense of the Company and shall not be included as one of the Demand Registrations which may be requested pursuant to this Section 2.
     2.2 Piggy-Back Registration.
          (a) If the Company proposes to file on its behalf and/or on behalf of any holder of its securities (other than a holder of Registrable Securities) a registration statement under the Securities Act on any form (other than a registration statement on Form S-4, F-4 or S-8 (or any successor form) for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the registration of Common Stock (a “Piggy-Back Registration”), it shall give written notice to all Holders at least thirty (30) days before the initial filing with the SEC of such registration statement (a “Piggy-Back Registration

Statement”), which notice shall set forth the number of Common Stock that the Company and other holders of Common Stock, if any, then contemplate including in such registration and the intended method of disposition of such Common Stock.
          (b) If any Holder desires to have Registrable Securities registered under this Section 2.2 (the “Participating Piggy-Back Holders”), it shall advise the Company in writing within five (5) days after the date of receipt of such notice from the Company of its desire to have Registrable Securities registered under this Section 2.2, and shall set forth the number of Registrable Securities for which registration is requested. The Company shall thereupon use reasonable efforts to include, or in the case of a proposed underwritten public offering, use reasonable efforts to cause the managing underwriter or underwriters to permit such Holder to include, in such filing the number of Registrable Securities for which registration is so requested, subject to paragraph (c) below, and shall use reasonable efforts to effect registration of such Registrable Securities under the Securities Act.
          (c) If the Piggy-Back Registration relates to an underwritten public offering and the managing underwriter of such proposed public offering advises the Company and the Holders that, in its reasonable opinion, the number of Registrable Securities requested to be included in the Piggy-Back Registration together with the securities being registered by the Company or any other security holder exceeds the Maximum Offering Size, then:
               (i) in the event the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities the Company proposes to register, second, the securities of the Participating Piggy-Back Holders, and third, the securities of all other selling security holders, to be included in such Piggy-Back Registration in an amount that together with the securities the Company proposes to register, shall not exceed the Maximum Offering Size and shall be allocated among such selling security holders on a pro rata basis (based on the number of Common Stock held by each such selling security holder); and
               (ii) in the event any holder of securities of the Company initiated the Piggy-Back Registration, the Company shall include in such Piggy-Back Registration first, the securities such initiating security holder proposes to register, second, the securities of any other selling security holders (including the Participating Piggy-Back Holders), in an amount that together with the securities the initiating security holder proposes to register, shall not exceed the Maximum Offering Size, such amount to be allocated among such other selling security holders on a pro rata basis (based on the number of Common Stock held by each such selling security holder) and third, any securities the Company proposes to register, in an amount that together with the securities the initiating security holder and the other selling security holders propose to register, shall not exceed the Maximum Offering Size.
          (d) The Company shall not hereafter enter into any agreement that is inconsistent with the rights of priority provided in Section 2.2(c).
     2.3 Blackout Periods. The Company shall have the right to delay the filing or effectiveness of a Registration Statement required pursuant to Section 2.1 or 2.2 hereof during no more than two (2) periods aggregating to not more than one hundred and twenty (120) days in any twelve-month period (each, a “Blackout Period”), in the event that (i) the Company would, in the good faith judgment of the Company’s board of directors, be required to disclose in the prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the good faith judgment of the Company’s board of directors, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the prospectus, would materially and adversely affect or interfere with any significant financing, acquisition, merger, disposition of assets, corporate reorganization or other material transaction or negotiations involving the Company; provided, however, that (A) a Holder shall be entitled, at any time after receiving notice of such delay and before such Demand Registration Statement becomes effective, to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations and (B) the Company shall delay during such Blackout Period the filing or effectiveness of any Registration Statement required pursuant to the registration rights of other holders of any securities of the Company. The Company shall promptly give the Holders written notice of such determination containing, to the extent permitted by law, a general statement of the reasons for such postponement and an approximation of the anticipated delay. After the expiration of any Blackout Period (including upon public disclosure of the information that was the reason for such Blackout Period) and without any further request from any Holder, the Company shall (subject to there being no other Blackout period) promptly notify the Holders and shall use reasonable efforts to prepare and file with the SEC the requisite Registration Statement or such amendments or supplements to such Registration Statement or prospectus used in connection therewith as may be necessary to cause such Registration Statement to become effective as promptly as practicable thereafter.
     2.4 Registration Procedures. If the Company is required by the provisions of Section 2.1 or 2.2 to use reasonable efforts to effect the registration of any of its securities under the Securities Act, the Company shall, as soon as reasonably practicable, after receipt of a written request for a Demand Registration:
          (a) prepare and file with the SEC a Registration Statement with respect to such securities and use reasonable efforts to cause such Registration Statement to become effective as promptly as practicable and to remain effective for a period of time required for the disposition of such Registrable Securities by the Holders thereof but not to exceed ninety (90) days excluding any days that fall during a permitted Blackout Period under Section 2.3; provided, however, that before filing such Registration Statement or any amendments or supplements thereto, the Company shall, if requested, furnish to counsel selected by the Holders copies of all documents proposed to be filed, which documents shall be subject to the review of such counsel, and shall in good faith consider incorporating in each such document such changes as such counsel to the Holders reasonably and in a timely manner may suggest; provided, however, that the Company shall not have any obligation to so modify any information.
          (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of such time as all of such securities have been disposed of in a public offering or the expiration of ninety (90) days (excluding any days that fall during a permitted Blackout Period under Section 2.3);
          (c) furnish to such selling security holders such number of conformed copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling security holders may reasonably request;
          (d) use reasonable efforts to register or qualify the Registrable Securities or other securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and its territories and possessions as each Holder of such Registrable Securities shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect or until all of the Registrable Securities are sold, whichever is shorter, and to take any other action which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the securities owned by such

Holder (provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business as a foreign corporation, subject itself to taxation in or to file a general consent to service of process in any jurisdiction where it would not, but for the requirements of this paragraph (d), be obligated to do so) and do such other reasonable acts and things as may be required of it to enable such Holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;
          (e) use reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 2.1 or 2.2, if the method of distribution is by means of an underwriting, on the date that the shares of Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such shares of Registrable Securities becomes effective, (1) a signed opinion (including disclosure statement), dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, in each case, in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, in such a transaction;
          (f) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement containing representations, warranties and indemnities in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;
          (g) otherwise use reasonable efforts to comply with all applicable rules and regulations promulgated by the SEC;
          (h) use reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or quotation system on which the Common Stock are listed or traded;
          (i) give written notice to the Holders:
               (i) when such Registration Statement, the prospectus or any amendment or supplement thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the SEC for amendments or supplements to such Registration Statement or the prospectus included therein or for additional information;
               (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose;
               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
               (v) of the happening of any event that requires the Company to make changes in such Registration Statement or such prospectus in order to make the statements therein, in light of the circumstances in which they were made, not misleading (which notice shall be accompanied by an instruction to suspend the use of such prospectus until the requisite changes have been made);
          (j) use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible time;
          (k) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those, if any, incorporated by reference);
          (l) upon the occurrence of any event contemplated by Section 2.4(i)(v) above, promptly prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders, the prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 2.4(i)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders shall suspend use of such prospectus and use reasonable efforts to return to the Company all copies of such prospectus other than permanent file copies then in such Holder’s possession, and the period of effectiveness of such Registration Statement provided for above shall be extended by the number of days from and including the date of the giving of such notice to the date the Holders shall have received such amended or supplemented prospectus pursuant to this Section 2.4(l);
          (m) subject to the execution of confidentiality agreements satisfactory in form and substance to the Company, pursuant to the reasonable request of the Holder or underwriters, make reasonably available for inspection by representatives of the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such representative or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors and employees of the Company and its subsidiaries to supply all relevant information reasonably requested by such representative or any such underwriter, attorney, accountant or agent in connection with the registration provided that any such information inspected or discussions conducted shall be done in a manner so as not to unreasonably disrupt the operation of the Company’s business;
          (n) in connection with any underwritten offering to the extent the underwriters determine that the failure to do so would have a material adverse effect on such offering, make appropriate officers and senior executives of the Company reasonably available to the selling security holders for meetings with prospective purchasers of Registrable Securities and prepare and present to potential investors customary “road show” material in each case in accordance with the recommendations of the underwriters and in all respects in a manner reasonably requested and consistent with other new issuances of securities in an offering of a similar size to such offering of the Registrable Securities; and
          (o) use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or the underwriters, if any.
          It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Holder that such Holder shall furnish to the Company such information regarding the Registrable Securities held by such Holder and the intended method of distribution thereof as the

Company shall reasonably request and as shall be required in connection with the action taken by the Company.
     2.5 Expenses. Except as otherwise agreed or set forth herein, the Company shall bear and pay all Registration Expenses, and Holders shall bear and pay all (x) fees and expenses of any legal counsel or other advisors to such Holder and any other out-of-pocket expenses of such Holder, (y) brokerage commissions attributable to the sale of any of the Registrable Securities, and (z) commissions, fees, discounts, transfer taxes or stamp duties and expenses of any underwriter or placement agent applicable to Registrable Securities offered for a Holder’s account in accordance with this Agreement.
     2.6 Holdback Agreement.
          (a) In the case of an underwritten offering of securities by the Company with respect to which the Company has complied with its obligations hereunder, each Holder agrees, if and to the extent (i) requested by the managing underwriter of such underwritten offering and (ii) all of the Company’s named executive officers and directors execute agreements identical to those referred to in this Section 2.6, that it shall not during the period beginning on, and ending ninety (90) days (subject to one extension of no more than 17 days if required by the underwriters in connection with FINRA Rule 2711(f)(4) or any similar or successor provision) (or such shorter period as may be permitted by such managing underwriter) after, the effective date of the registration statement filed in connection with such Registration (the “Holdback Period”), except for Registrable Securities included in such registration or as otherwise agreed between such Holder and such managing underwriter, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately prior to the effectiveness of the Registration Statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; provided, however, that such restrictions shall not apply to any such sales, purchases, grants, transfers, dispositions, or arrangements to settle or otherwise close any hedging instruments that were outstanding prior to the beginning of the Holdback Period unless the Holder of such Registrable Securities had proposed to sell Registrable Securities in the offering. No Holder subject to this Section 2.6 or any of the Company’s executive officers and directors that execute agreements identical to those referred to in this Section 2.6 shall be released from any obligation under any agreement, arrangement or understanding entered into pursuant to or contemplated by this Section 2.6 unless all Holders are also released from their obligations under Section 2.6. In the event of any such release the Company shall notify the Holders of any such release within three (3) business days after such release. If requested by the managing underwriter, each Holder shall enter into a lock-up agreement with the applicable underwriters that is consistent with the agreement in this Section 2.6.1
          (b) In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other Person subject to the foregoing restriction) to the extent transfers are so restricted, until the end of such period.

[1]	The other provisions of this section do not create an affirmative covenant on the part of the Holders to execute a separate agreement required by the underwriters, and the underwriters will desire privity of contract as to the lock-up agreements.

ARTICLE III
INDEMNIFICATION
     3.1 Indemnification by the Company. The Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by each registration statement filed by the Company to which Article II applies, each affiliate of such seller and their respective trustees, directors, and officers or general and limited partners (including any director, officer, affiliate, employee, representative, agent, and controlling Person of any of the foregoing, within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (each, a “Seller Indemnified Party”, and collectively, the “Seller Indemnified Parties”), against any and all Actions (whether or not a Seller Indemnified Party is a party thereto), losses, claims, damages, or liabilities, joint or several, and expenses (including, without limitation, reasonable attorney’s fees and reasonable expenses of investigation) to which such Seller Indemnified Party becomes subject under the Securities Act, common law, or otherwise, insofar as such losses, claims, damages, liabilities, or expenses (or actions or proceedings in respect thereof, whether or not such Seller Indemnified Party is a party thereto) arise out of, relate to, or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, any preliminary, final, or supplemental prospectus contained therein, or any amendment or supplement thereto or any issuer free-writing prospectus relating to any sale or distribution pursuant thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Seller Indemnified Party for any legal or any other expenses reasonably incurred by such Seller Indemnified Party in connection with investigating or defending against any such loss, claim, liability, action, or proceeding; provided, that the Company shall not be liable to any Seller Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final, or supplemental prospectus or issuer free-writing prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers, or controlling Persons and shall survive the transfer of such securities by such seller.
     3.2 Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement to which Article II applies, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, its directors, officers, affiliates, employees, representatives, agents, and controlling Persons (each, a “Company Indemnified Party,” and collectively, the “Company Indemnified Parties,” and together with the Seller Indemnified Parties, the “Indemnified Parties” and each individually an “Indemnified Party”) with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or supplemental prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter respectively, specifically stating that it is for use in the preparation of such registration statement, preliminary, final, or supplemental prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the indemnity agreement contained in this

Section 3.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers, or controlling Persons and shall survive the transfer of such securities by such Holder.
     3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any Action with respect to which a claim for indemnification may be sought pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give prompt written notice to the latter of the commencement of such Action; provided that the failure of the Indemnified Party to give prompt notice as provided herein (i) shall not relieve the indemnifying party of its obligations under this Article III, except to the extent that the indemnifying party is materially prejudiced by such failure to give prompt notice, and (ii) shall not, in any event, relieve the indemnifying party from any obligations which it may otherwise have to any Indemnified Party in addition to any indemnification obligation provided in Sections 3.1 and 3.2. In case any such Action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such Action, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or settle any Action which (i) does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such Action, and (ii) does not involve the imposition of equitable remedies or of any obligations on such Indemnified Party and does not otherwise adversely affect such Indemnified Party, other than as a result of the imposition of financial obligations for such Indemnified Party will be indemnified hereunder.
     3.4 Contribution.
          (a) If the indemnification provided for in this Article III from the indemnifying party is unavailable to or insufficient to fully hold harmless an Indemnified Party hereunder in respect of any Action, losses, damages, liabilities, or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Action, losses, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and such Indemnified Party in connection with the actions which resulted in such Action losses, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and such Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the Action, losses, damages, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

          (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 3.4(a) hereof. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     3.5 Limitation of Holder Liability. Notwithstanding any other provisions of this Agreement, the aggregate liability of a Holder under this Article III shall be limited to the aggregate net proceeds received by such seller in connection with any offering to which such registration under the Securities Act relates.
     3.6 Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Article III (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.
     3.7 Non-Exclusivity. The obligations of the Parties under this Article III shall be in addition to any liability which any Party may otherwise have to any other Party.
ARTICLE IV
RULE 144
     4.1 Rule 144. The Company covenants that it will use reasonable efforts to (a) file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC; and (b) file with or furnish to the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
ARTICLE V
SELECTION OF UNDERWRITERS AND COUNSEL
     5.1 Selection of Managing Underwriters. In the event the Participating Demand Holders have requested an underwritten offering, the underwriter or underwriters shall be selected by the Company, subject to consultation with and the approval of the Holders of a majority of the shares being so registered, which approval shall not be unreasonably withheld or delayed. In that event, (i) all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Holders of Registrable Securities, (ii) that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall be conditions precedent to the obligations of such Holders of Registrable Securities, and (iii) that no Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder’s intended method of distribution and any other representations customarily required or required by law. Subject to the foregoing, all Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters.
     5.2 Selection of Counsel. In connection with any registration of Registrable Securities pursuant to Article II hereof, the Holders of a majority of the Registrable Securities (on an as converted basis) covered by any such registration may select one firm (at the Holders’ expense) as counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional firm as counsel to represent all such remaining Holders at such remaining Holders’ expense.
ARTICLE VI
MISCELLANEOUS
     6.1 Limitation on Conflicting Agreements. From and after the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company which conflicts with, or constitutes (or upon performance in accordance with its terms would constitute) a breach of, the Company’s obligations under this Agreement.
     6.2 Termination. This Agreement will terminate upon the earliest to occur of the date upon which there shall be no Registrable Securities as a result of the events set forth in subsections (i) through (v) of the definition of Registrable Securities set forth herein. Upon termination pursuant to this Section 6.1, the Company will no longer be obligated to provide notice of a proposed registration.
     6.3 Amendments; Waivers.
          (a) No failure or delay on the part of any Party in exercising any right, power, or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.
          (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and signed by all Parties.
     6.4 Successors and Assigns.
          (a) All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and the successors and assigns of each Party, whether so expressed or not. None of the Parties may assign any of its rights or obligations hereunder, in whole or in part, by operation of law or otherwise, without the prior written consent of the other Parties, and any such assignment without such prior written consent shall be null and void; provided, however, that all or any portion of the rights of each Holder under this Agreement are transferable to each transferee of such Holder to whom the transferor transfers Registrable Securities and each transferee of such Holder agrees to be bound by and to perform all of the terms and provisions required by this Agreement, provided that such transfer is effected in accordance with and subject to the terms and conditions of the Shareholders’ Agreement.
     6.5 Notices. All notices and communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, or if delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email in each case, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

(a)	if to the Company, to:
TTM Technologies, Inc.
2630 South Harbor Blvd.
Santa Ana, California 92704
Telephone: (714) 327-3048
Facsimile: (714) 432-7234
Email: kalder@ttmtech.com
Attention: Kent Alder
with a copy (which shall not constitute notice) to:
Greenberg Traurig, LLP
2375 East Camelback Road
Suite 700
Phoenix, Arizona 85016
Telephone: (602) 445-8000
Facsimile: (602) 445-8100
E-mail: kaplanm@gtlaw.com
Attention: Michael L. Kaplan, Esq.
(b)	if to SSL or Mr. Tang, to:
Flat 6B, 20 Fa Po Street,
Yau Yat Chuen, Kowloon,
Hong Kong
Telephone: +852-2660-1978
Telecopy: +852-2660-1908
E-mail: tom.tang@meadvillegroup.com
             mai.tang@meadvillegroup.com
Attention: Mr. Tang Chung Yen, Tom
                 Ms. Tang Ying Ming, Mai
with a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom
42/F, Edinburgh Tower, The Landmark
15 Queen’s Road Central
Hong Kong
Telephone: +852-3740-4700
Telecopy: +852-3740-4727
E-mail: Jonathan.stone@skadden.com
Attention: Jonathan Stone
The failure to provide notice in accordance with the required timing, if any, set forth herein shall affect the rights of the party providing such notice only to the extent that such delay actually prejudices the rights of the party receiving such notice.
     6.6 Headings. The headings in this Agreement are for convenience of reference only and will not control or affect the meaning or construction of any provisions hereof.

     6.7 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
     6.8 Counterparts. This Agreement may be executed in any number of counterparts (including by facsimile), each of which will be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.
     6.9 Entire Agreement. This Agreement, together with the agreements referred to herein, is intended by the parties to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.
     6.10 Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
          (a) THIS AGREEMENT, THE LEGAL RELATIONSHIP BETWEEN THE PARTIES AND THE ADJUDICATION AND THE ENFORCEMENT HEREOF AND THEREOF, SHALL BE GOVERNED BY AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED WHOLLY WITHIN THAT JURISDICTION, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW RULES AND PRINCIPLES THEREOF.
          (b) Each Party to this Agreement, by its execution hereof, hereby:
               (i) irrevocably and unconditionally submits to the exclusive jurisdiction in the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware, for the purpose of any and all actions, suits or proceedings arising in whole or in part out of, related to, based upon or in connection with this Agreement or the subject matter hereof;
               (ii) waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and
               (iii) agrees not to commence any such action other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action to any court other than one of the above-named courts whether on the grounds of forum non conveniens or otherwise.

          (c) Each of SSL and Mr. Tang hereby irrevocably and unconditionally designate, appoint, and empower The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as their respective designee, appointee and agent to receive, accept and acknowledge for and on their behalf service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against SSL or Mr. Tang, as applicable, in any such United States federal or state court with respect to their obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, SSL and Mr. Tang each hereby agree to designate a new designee, appointee and agent in the State of Delaware on the terms and for the purposes of this Section 6.9 reasonably satisfactory to the Company. Each of SSL and Mr. Tang further hereby irrevocably consent and agree to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against SSL or Mr. Tang by serving a copy thereof upon the relevant agent for service of process referred to in this Section 6.9 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by sending copies thereof by a recognized next day courier service to SSL and Mr. Tang, as applicable, at their address specified in or designated pursuant to this Agreement. Each of SSL and Mr. Tang agree that the failure of any such designee, appointee and agent to give any notice of such service to them shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon.
          (d) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS SECTION 6.9. THE PARTIES HERETO AGREE THAT ANY OR ALL OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY COURT ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM THAT IS PERMITTED UNDER THIS SECTION 6.9 SHALL INSTEAD BE TRIED IN A DELAWARE COURT BY A JUDGE SITTING WITHOUT A JURY.
     6.11 Specific Performance; Injunctive Relief. The parties hereby acknowledge and agree that the failure of any Party to perform its agreements and covenants hereunder, including its failure to take all actions as are necessary on its part to the consummation of the transactions contemplated hereby, will cause irreparable injury to the other Parties, for which damages, even if available, will not be an adequate remedy. Accordingly, each Party hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Party’s obligations, to prevent breaches of this Agreement by such Party and to the granting by any court of the remedy of specific performance of such Party’s obligations hereunder, without bond or other security being required, in addition to any other remedy to which any Party is entitled at law or in equity. Each Party irrevocably waives any defenses based on adequacy of any other remedy, whether at law or in equity, that might be asserted as a bar to the remedy of specific performance of any of the terms or provisions hereof or injunctive relief in any action brought therefor by any Party.
     6.12 Interpretation.
          (a) The words “hereof,” “herein,” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit, and schedule references are to the articles, sections, paragraphs, exhibits, and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. In this Agreement, all references to “$” are to United States dollars. Any agreement, instrument, or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, or statute as from time to time, amended, qualified, or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.
          (b) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be duly executed on its behalf as of the date first written above.

TTM TECHNOLOGIES, INC.
By:	/s/ Kenton K. Alder
	Name:	Kenton K. Alder
	Title:	Chief Executive Officer and President

SU SIH (BVI) LIMITED
By:	/s/ Tang Ying Ming, Mai
	Name:	Tang Ying Ming, Mai
	Title:	Director

/s/ Tang Hsiang Chien
TANG HSIANG CHIEN

[ Signature Page to Registration Rights Agreement ]